                                                                      Exhibit 21
                                                                      ----------

                              List of Subsidiaries

                                       of

                        Matthews Studio Equipment Group



1.   Hollywood Rental Company, LLC
     -----------------------------
     State of Formation:  Delaware

     Names Under Which Subsidiary Conducts Business:

     Hollywood Rental Company, LLC
     Hollywood Rental Company

2.   Matthews Acceptance Corporation
     -------------------------------
     State of Incorporation:  California

     Names Under Which Subsidiary Conducts Business:

     Matthews Acceptance Corporation
     MAC

3.   Matthews Studio Electronics, Inc.
     ---------------------------------
     State of Incorporation:  California

     Names Under Which Subsidiary Conducts Business:

     Matthews Studio Electronics, Inc.
     Matthews Studio Electronics

4.   Duke City Video, Inc.
     ---------------------
     State of Incorporation:  New Mexico

     Names Under Which Subsidiary Conducts Business:

     Duke City Video, Inc.
     DCDUBS
     Duke City Dallas
     Duke City Studios
     Duke City West

5.   Matthews Studio Group Centers, Inc.
     -----------------------------------
     State of Incorporation:  California

     Names Under Which Subsidiary Conducts Business:

     Matthews Studio Group Centers, Inc.
     Matthews Studio Group Centers - Nevada, Inc.

6.   Matthews Studio Sales, Inc.
     ---------------------------
     State of Incorporation:  California

     Names Under Which Subsidiary Conducts Business:

     Matthews Studio Sales, Inc.
     ESS
     ESS International
     Expendable Supply Store

7.   HDI Holdings, Inc.
     ------------------
     State of Incorporation:  Kentucky

     Names Under Which Subsidiary Conducts Business:

     HDI Holdings, Inc.
     HDI

8.   Four Star Lighting, Inc.
     ------------------------
     State of Incorporation:  New York

     Names Under Which Subsidiary Conducts Business:

     Four Star Lighting, Inc.
     Four Star Stage Lighting, Inc.

9.   ShowbizMart.com Inc.
     --------------------
     State of Incorporation:  Delaware

     Names Under Which Subsidiary Conducts Business:

     ShowbizMart.com

                                      -2-